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                                                                    Exhibit 32.2

            CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCB Computer Technology, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
J. Boling, Executive Vice President, Chief Financial Officer, and Treasurer of the Company, hereby certify that, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

December 12, 2003

By: /s/ Michael J. Boling
    ---------------------------------
             Michael J. Boling
         Executive Vice President,
   Chief Financial Officer, and Treasurer